UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2024

UNIQUE LOGISTICS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50612	01-0721929
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

154-09 146th Ave., Jamaica, New York	11434
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (718) 978-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4©)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 1, 2024, Unique Logistics International, Inc., a Nevada corporation (the “Company”), closed the acquisition (of all of the share capital (the “Purchased Shares”) owned by Unique Logistics Holdings Limited, a Hong Kong corporation (the “Seller”), in Unique Logistics International (Sin) Pte Ltd. (“Unique Singapore”) pursuant to a Share Sale and Purchase Agreement, as amended, between the Company and the Seller, as previously reported on the Company’s Current Report on Form 8-K filed on May 3, 2024. Patrick Lee, a director of the Company, is also a director of the Seller and is the Group Chief Operating Officer of the Seller. Richard Lee, an owner of the Seller, is also an affiliate of the Company through his interests in Great Eagle Freight Limited.

As part of the consideration for the Purchased Shares, the Company issued a promissory note (the “Singapore Note”) in the principal amount of $1,800,000 to the Seller. The principal amount under the Singapore Note is due in full on August 1, 2026, with interest accruing at an annual rate of 15%, payable semi-annually. The Company may prepay the principal amount, in whole or in part, at any time before the maturity date without penalty. Additionally, the Company has agreed not to permit Unique Singapore to declare dividends on its shares of common stock unless the Company uses such dividends to repay amounts due to the Seller under the Singapore Note.

Item 2.03 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the Company under the Singapore Note, and such description is qualified in its entirety by reference to the full text of the Singapore Note, a copy of which is filed as Exhibit 10.1 hereto.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Promissory Note in the principal amount of $1,800,000, dated August 1, 2024, in favor of Unique Logistics Holdings Limited.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIQUE LOGISTICS INTERNATIONAL, INC.

Date: August 7, 2024	By:	/s/ Sunandan Ray
	Name:	Sunandan Ray
	Title:	Chief Executive Officer